SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 30, 2001
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-79283-06               06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                    10019
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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          (Former name or former address, if changed since last report)

ITEM 5.       Other Events

            On November 30, 2001 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Asset Securitization Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2, Class A-1, Class A-2, Class A-3, Class A-X, Class PO, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $288,703,146. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer, Bank One, N.A. as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Asset Securitization Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
------------------                        -----------
      (EX-4)                              Pooling and Servicing Agreement, dated
                                          as of November 1, 2001, among Mortgage
                                          Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota,
                                          N.A., Bank One, N.A. and UBS Warburg
                                          Real Estate Securities Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


December 13, 2001

                                   By:  /s/ Craig Eckes
                                      ------------------------------------------
                                      Name:  Craig Eckes
                                      Title: Director



                                   By:  /s/ Burton J. Esrig
                                      ------------------------------------------
                                      Name:  Burton J. Esrig
                                      Title: Managing Director

                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(EX-4)                    Pooling and Servicing Agreement,            E
                          dated as of November 1, 2001,
                          among Mortgage Asset
                          Securitization Transactions, Inc.,
                          Wells Fargo Bank Minnesota, N.A.,
                          Bank One, N.A. and UBS Warburg
                          Real Estate Securities Inc.